                                       This is filed pursuant to
                                       Rule 497(c)

PROSPECTUS

                      ACM INCOME FUND, INC.
                55,002,812 SHARES OF COMMON STOCK
                ISSUABLE UPON EXERCISE OF RIGHTS
                     TO SUBSCRIBE FOR SHARES
                         _______________

         ACM Income Fund, Inc., a Maryland corporation (the "Fund"), is issuing to its stockholders rights to purchase additional shares. You will receive one right for each share of common stock you own on the record date, which is November 19, 2001. You need three rights to purchase one share at the subscription price per share. The Fund will not issue fractional shares upon the exercise of less than three rights. Record date stockholders who receive less than three rights, however, will be entitled to purchase one share. If you exercise all your rights you will be entitled to subscribe for additional shares not acquired by other stockholders. The Fund may increase the number of shares subject to subscription by up to 25% of the shares available pursuant to the offer, or 13,750,703 shares, for an aggregate total of 68,753,515 shares. The rights are not transferable; you may not purchase or sell them and they will not trade on the New York Stock Exchange (the "NYSE") or any other exchange. The shares to be issued pursuant to the rights will trade on the NYSE under the symbol "ACG."

         The subscription price per share will be 95% of the lower of:

         (1) the average of the last reported sales price of a share on the NYSE on the expiration date of the offer and on the previous four business days, and

         (2) the net asset value ("NAV") per share as of the close of business on the expiration date of the offer.

         You will not know the actual subscription price at the time you exercise your rights. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

         THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON DECEMBER 14, 2001, UNLESS EXTENDED.

         The Fund is a diversified, closed-end management investment company whose investment objective is high current income consistent with preservation of capital. In seeking to achieve this objective, the Fund invests principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements pertaining to U.S. Government securities and utilizes certain other investment techniques, including options and futures contracts. See "Investment Objective and Policies" beginning on page 20 of this Prospectus. For a description of the risks of investing in the Fund, as well as issues connected with the Fund's authority to borrow money, see "Risk Factors and Special Considerations" beginning on page 29 of this prospectus. there can be no assurance that the Fund will achieve its investment objective.

         If you do not exercise your rights, you will, upon the completion of the offer, own a smaller proportional interest in the Fund than you do now. Because the subscription price per share will be less than the NAV on the expiration date and because the Fund will incur expenses related to the offering, record date stockholders will also experience an immediate dilution, which could be substantial, of the aggregate NAV of their shares. This dilution will disproportionately affect record date stockholders who do not exercise their rights in full. In addition, there also may be substantial additional dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the offer expires, how many rights will be exercised or the exact expenses of the offer.

                         _______________

  Neither the securities and exchange commission nor any state securities commission has approved or disapproved these
   securities or determined if this prospectus is truthful or complete.  Any representation to the contrary
                     is a criminal offense.
                         _______________

                   Estimated                     Estimated
                   Subscription   Estimated      Proceeds to
                   Price (1)      Sales Load(2)  the Fund (3)(4)
                   -----------    ------------   --------------

Per Share          $8.27          $.31           $7.96
Total Maximum(5)   $454,873,255   $17,057,747    $437,815,508
                         _______________

(FOOTNOTES ON THE FOLLOWING PAGE)

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. A statement of additional information dated November 16, 2001 (the "SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and legally forms a part of this Prospectus. The table of contents of the SAI appears on page 42 of this Prospectus. You may obtain a copy of the SAI without charge by contacting Georgeson Shareholder Communications, Inc., the Fund's information agent for the offer. You can also view the Prospectus and SAI as filed on the SEC's World Wide Web site on the Internet at http://www.sec.gov.

         If you have questions or need further information about the offer, please call the information agent toll free at 888-
901-9798 or 212-440-9800 (for banks and brokers).

Salomon Smith Barney                                  UBS Warburg

November 16, 2001

(FOOTNOTES FROM THE PREVIOUS PAGE)

(1) Estimated on the basis of 95% of the average of the last reported sales price of a share on the NYSE on November 7, 2001 and on the previous four business days. Actual amounts may vary due to rounding.

(2) In connection with the offer, the Fund will pay Salomon Smith Barney Inc. and UBS Warburg LLC, the dealer managers for the offer (the "Dealer Managers"), an aggregate fee for their financial advisory services and marketing assistance equal to 1.25% of the subscription price per share for shares issued upon exercise of the rights and the over-subscription privilege. The Fund will also pay broker-dealers, including the Dealer Managers, fees for their soliciting efforts equal to 2.50% of the subscription price per share. The Fund has agreed to indemnify each of the Dealer Managers against certain liabilities, including liabilities under the Securities Act of 1933.

(3) Before deduction of offering expenses incurred by the Fund, estimated at $1,004,942, assuming that all of the rights are exercised, without issuance of any shares pursuant to the over-subscription privilege. This amount includes an aggregate of up to $100,000 to be paid to the Dealer Managers as partial reimbursement for their expenses.

(4) Funds received by check prior to the final due date of this offer will be deposited into a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription moneys will be paid to the Fund regardless of whether shares are issued by the Fund.

(5) Assumes all rights are exercised at the estimated subscription price. The Fund may increase the number of shares subject to subscription by up to 25% of the shares offered. If the Fund increases the number of shares subject to subscription by 25%, the aggregate maximum estimated subscription price, estimated sales load and estimated proceeds will be $568,591,569, $21,322,184 and $547,269,385, respectively.

         You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                         _______________

                        TABLE OF CONTENTS

                                                          Page

Prospectus Summary......................................     1
Expense Information.....................................     8
Financial Highlights....................................     9
Capitalization at October 31, 2001......................    11
Trading and NAV Information.............................    11
The Fund................................................    11
The Offer...............................................    12
Use of Proceeds.........................................    20
Investment Objective and Policies.......................    20
Risk Factors and Special Considerations.................    29
Management of the Fund..................................    33
Taxation................................................    35
Distributions...........................................    35
Dividend Reinvestment and Cash Purchase Plan............    35
Common Stock............................................    37
Distribution Arrangements...............................    39
Custodian, Dividend Paying Agent,
  Transfer Agent and Registrar..........................    40
Experts.................................................    40
Legal Opinions..........................................    40
Further Information.....................................    40
Table of Contents of Statement of
  Additional Information................................    42

                       PROSPECTUS SUMMARY

    You should read the entire Prospectus, including the SAI which legally forms part of this Prospectus, before you decide whether to exercise your rights.

Purposes of the Offer...........The Board of Directors of the
                                Fund has determined that it is in
                                the best interests of the Fund
                                and its existing stockholders to
                                increase the assets of the Fund
                                available for investment, thereby
                                allowing the Fund to take
                                advantage of investment
                                opportunities.  In reaching its
                                decision, the Board of Directors
                                was advised by Alliance Capital
                                Management L.P., the Fund's
                                investment adviser, referred to
                                in this Prospectus as the
                                Adviser, that the availability of
                                new capital would permit the Fund
                                to take advantage of investment
                                opportunities without being
                                required to sell current
                                portfolio positions that it
                                desires to retain.  The Board of
                                Directors also took into account
                                that a well-subscribed rights
                                offering could result in an
                                improvement in the liquidity of
                                the trading market for the Fund's
                                shares on the NYSE. The Board
                                also considered that this rights
                                offering would give record date
                                stockholders the opportunity to
                                purchase shares at a price below
                                the then current market price per
                                share and NAV, and might increase
                                the level of market interest in
                                the Fund. The Board also
                                considered, among other things,
                                the proposed terms of the offer,
                                the expenses of the offer, and
                                its dilutive effect on exercising
                                and non-exercising record date
                                stockholders.  There can be no
                                assurance that the offer will be
                                successful.  The Adviser and the
                                Administrator (as defined below)
                                will benefit from the offer
                                because they receive fees based
                                on the net assets of the Fund
                                and, in the case of the Adviser,
                                also on the income of the Fund,
                                both of which will increase as a
                                result of the offer.  In
                                addition, Salomon Smith Barney
                                Inc. and UBS Warburg LLC will
                                receive a dealer manager fee and
                                soliciting dealer fees as
                                described below, and other
                                brokers and dealers will also
                                receive soliciting dealer fees.
                                For further discussion, see "The
                                Offer-Investment Advisory and
                                Administration Fees" on page 19
                                and "Distribution Arrangements"
                                on page 39.

                                The Fund may choose to make
                                additional rights offerings in
                                the future for a number of shares
                                and on terms which may or may not
                                be similar to this offer.

Important Terms of the Offer....Total number of shares
                                available for primary
                                subscription:.....     55,002,812

                                Total number of
                                shares available to
                                cover over-subscription
                                requests:.........     13,750,703

                                Number of rights you
                                will receive for
                                each outstanding
                                share you own on the
                                record date:........  One right
                                                      for every
                                                      one share

                                Number of shares you
                                may purchase with
                                your rights at the
                                subscription price
                                per share:..........  One share
                                                      for every
                                                      three
                                                      rights.
                                                      Record date
                                                      stock-
                                                      holders who
                                                      receive
                                                      less than
                                                      three
                                                      rights will
                                                      be entitled
                                                      to purchase
                                                      one share

Subscription Price..............95% of the lower of (1) the
                                average of the last reported
                                sales price per share on the NYSE
                                on the expiration date of the
                                offer and on the preceding four
                                business days and (2) the NAV per
                                share on the expiration date.
                                For further discussion, see "The
                                Offer-Terms of the Offer" on page
                                12.

How to Exercise Rights..........To exercise your rights, please follow the following
                                instructions:

                                -  If you do not own your shares
                                   through a broker, bank or
                                   other nominee, you should have
                                   received a subscription
                                   certificate.  The subscription
                                   certificate elicits the
                                   necessary information to
                                   enable you to exercise your
                                   rights.  Please complete and
                                   sign the subscription
                                   certificate.  Mail it in the
                                   envelope provided or deliver
                                   the completed and signed
                                   subscription certificate with
                                   payment in full to EquiServe
                                   Trust Company, N.A., the
                                   subscription agent for the
                                   offer, at the address
                                   indicated on the subscription
                                   certificate.  Your completed
                                   and signed subscription
                                   certificate and payment must
                                   be received by the expiration
                                   date, which is December 14,
                                   2001 (unless extended).  You
                                   should calculate the total
                                   payment on the basis of an
                                   estimated subscription price
                                   of $8.27 per share.  If you do
                                   not own your shares through a
                                   broker, bank or other nominee
                                   and have not received a
                                   subscription certificate,
                                   please contact Georgeson
                                   Shareholder Communications,
                                   Inc., the information agent
                                   for the offer toll free at
                                   888-901-9798 or 212-440-
                                   9800(for banks and brokers).

                                -  If you own your shares through
                                   a broker, bank or other
                                   nominee, please contact your
                                   broker, banker or trust
                                   company.  It can arrange to
                                   exercise rights on your behalf
                                   and to guarantee payment and
                                   delivery of a properly
                                   completed and executed
                                   subscription certificate
                                   pursuant to a notice of
                                   guaranteed delivery by the
                                   close of business on the
                                   expiration date.  A fee may be
                                   charged for this service.  The
                                   notice of guaranteed delivery
                                   must be received on or before
                                   the expiration date, which is
                                   December 14, 2001 (unless
                                   extended).

                                For further discussion, see "The
                                Offer-How to Exercise Rights" on
                                page 15.

Important Dates to Remember.....Please note that the dates in the table below may change if the
                                offer is extended.

                                EVENT                   DATE

                                Record date.....        November 19, 2001

                                Subscription
                                period..........        November 19, 2001
                                                        to December 14, 2001

                                Receipt of
                                subscription
                                certificates
                                and payment
                                for shares or
                                notice of
                                guaranteed
                                delivery due.....       December 14, 2001

                                Expiration and
                                pricing date.....       December 14, 2001

                                Payment for
                                guarantees of
                                delivery due.....       December 19, 2001

                                Confirmation to
                                participants.....       December 26, 2001

                                Final payment
                                for shares.......       December 28, 2001

Over-Subscription Privilege.....If you exercise all your rights, you may subscribe for shares
                                which were not subscribed for by
                                other stockholders.  If
                                sufficient shares are not
                                available to honor all requests
                                for over-subscriptions, the Fund
                                may increase the number of shares
                                available for subscription by up
                                to 25% of the shares available
                                pursuant to the offer, or
                                13,750,703 shares, in order to
                                satisfy these over-subscription
                                requests.  Available shares will
                                be allocated ratably among those
                                who over-subscribe based on the
                                number of rights originally
                                issued to them.  For further
                                discussion, see "The Offer-Over-
                                Subscription Privilege" on page
                                13.

Rights May Not Be
Purchased or Sold...............You may not purchase or sell the rights and they will not trade on
                                any exchange.  If you do not
                                exercise your rights before the
                                conclusion of the rights offer,
                                your rights will expire without
                                value.  For further discussion,
                                see "The Offer-Rights May Not Be
                                Purchased or Sold" on page 14.

Restrictions on
Foreign Stockholders............The Fund will not mail
                                subscription certificates to
                                stockholders whose record
                                addresses are outside the United
                                States.  EquiServe Trust Company,
                                N.A. will hold the rights to
                                which subscription certificates
                                relate for foreign stockholder
                                accounts until instructions are
                                received to exercise the rights.
                                If no instructions are received
                                prior to the expiration date,
                                these rights will expire.  For
                                further discussion, see "The
                                Offer-Restrictions on Foreign
                                Stockholders" on page 16.

Further Information.............If you have any questions or inquiries relating to the offer,
                                please contact the information
                                agent at:

                                GEORGESON SHAREHOLDER
                                COMMUNICATIONS, INC.
                                17 State Street
                                New York, New York 10004
                                Call Toll Free: 888-901-9798
                                Banks and Brokers
                                Call: 212-440-9800

                                For further discussion, see "The
                                Offer-Information Agent" on page
                                16 and "Further Information" on
                                page 40.

Offering Fees and Expenses......Salomon Smith Barney Inc. and UBS
                                Warburg LLC will act as the
                                dealer managers for the offer
                                (the "Dealer Managers").  The
                                Fund will pay the Dealer Managers
                                an aggregate fee for their
                                financial advisory services and
                                marketing assistance equal to
                                1.25% of the subscription price
                                per share for shares issued upon
                                exercise of the rights and the
                                over-subscription privilege.  The
                                Fund will also pay broker-
                                dealers, including the Dealer
                                Managers, fees for their
                                soliciting efforts equal to 2.50%
                                of the subscription price per
                                share.  Other offering expenses
                                incurred by the Fund are
                                estimated at $1,004,942, assuming
                                that all of the rights are
                                exercised, without issuance of
                                any shares pursuant to the over-
                                subscription privilege.  This
                                amount includes up to $100,000 in
                                the aggregate that may be paid to
                                the Dealer Managers as partial
                                reimbursement for their expenses
                                relating to the offer.  For
                                further discussion, see "The
                                Offer-Offering Fees and Expenses"
                                on page 18.

Use of Proceeds.................We estimate the net proceeds of the offer to be approximately
                                $436,810,566.  If the Fund
                                increases the number of shares
                                subject to subscription by up to
                                25% in order to satisfy over-
                                subscription requests, the net
                                proceeds will be approximately
                                $546,234,308.

                                The Adviser anticipates that it
                                will take up to three months for
                                the Fund to invest these proceeds
                                in accordance with its investment
                                objective and policies under
                                current market conditions.  For
                                further discussion, see "Use of
                                Proceeds" on page 20.

Information Regarding the Fund..The Fund has been engaged in business as a diversified,
                                closed-end management investment
                                company since August 21, 1987.
                                Its investment objective is high
                                current income consistent with
                                preservation of capital.  In
                                seeking to achieve this
                                objective, the Fund invests
                                principally in obligations issued
                                or guaranteed by the U.S.
                                Government, its agencies or
                                instrumentalities and repurchase
                                agreements pertaining to U.S.
                                Government securities and
                                utilizes certain other investment
                                techniques, including options and
                                futures contracts.

                                There can be no assurance that
                                the Fund will achieve its
                                investment objective.  The Fund's
                                shares are listed and traded on
                                the NYSE under the symbol "ACG."
                                As of October 31, 2001, the
                                Fund's net assets were
                                approximately $1.451 billion.

Investment Adviser and
Administrator...................The Fund's investment adviser is
                                Alliance Capital Management L.P.,
                                located at 1345 Avenue of the
                                Americas, New York, New York
                                10105.

                                The Fund's administrator is
                                Brinson Advisors, Inc. (formerly
                                Mitchell Hutchins Asset
                                Management, Inc.)(the
                                "Administrator"), 51 West 52nd
                                Street, New York, New York 10019.
                                The Administrator is an affiliate
                                of UBS Warburg LLC, one of the
                                Dealer Managers.  For further
                                discussion, see "Management of
                                the Fund-Investment Adviser" on
                                page 33 and "Management of the
                                Fund-Administrator" on page 34.

Investment Advisory and
Administration Fees.............The Fund pays the Adviser a
                                monthly management fee in an
                                amount equal to the sum of (x)
                                1/12th of .30% of the average
                                weekly net assets of the Fund up
                                to $250 million plus 1/12th of
                                .25% of the Fund's average weekly
                                net assets in excess of $250
                                million and (y) 5.25% of the
                                Fund's daily gross income (i.e.,
                                income other than gains from the
                                sale of securities or gains
                                received from options and futures
                                contracts less interest on money
                                borrowed by the Fund) accrued by
                                the Fund during the month. The
                                Advisory Agreement provides that
                                the monthly management fee shall
                                not exceed in the aggregate
                                1/12th of 1% of the Fund's
                                average weekly net assets during
                                the month (approximately 1% on an
                                annual basis).

                                The Fund also pays the
                                Administrator aggregate annual
                                fees for administrative services
                                equal to .18 of 1% of the Fund's
                                average weekly net assets up to
                                $100 million, .16 of 1% of the
                                Fund's next $200 million of
                                average weekly net assets and .15
                                of 1% of the Fund's average
                                weekly net assets in excess of
                                $300 million.

                                The Administrator and the Adviser
                                will benefit from the offer
                                because they receive fees based
                                on the Fund's net assets and, in
                                the case of the Adviser, also on
                                the income of the Fund, both of
                                which will increase as a result
                                of the offer.  For further
                                discussion, see "The Offer-
                                Investment Advisory and
                                Administration Fees" on page 19.

Distributions...................The Fund intends to distribute its net investment income
                                monthly, except for net short-
                                term capital gains, if any, which
                                will normally be distributed
                                annually.  Net long-term capital
                                gains, if any, will normally be
                                distributed annually.

Risk Factors and Special
Considerations..................YOU WILL INCUR IMMEDIATE DILUTION
                                AS A RESULT OF THIS OFFER, WHICH
                                DILUTION COULD BE SUBSTANTIAL.
                                If you do not exercise all your
                                rights, after the offer you will
                                own a smaller proportional
                                interest in the Fund.  If the
                                Fund increases the number of
                                shares subject to subscription in
                                order to satisfy over-
                                subscriptions, you will own a
                                smaller proportional interest in
                                the Fund even if you exercise all
                                of your rights.  In addition,
                                whether or not you exercise your
                                rights, the NAV per share of your
                                shares will be reduced as a
                                result of the offer because:

                                -  the shares offered will be
                                   sold at less than their then
                                   current NAV;

                                -  you will indirectly bear the
                                   expenses of the offer; and

                                -  the number of shares
                                   outstanding after the offer
                                   will have increased
                                   proportionately more than the
                                   increase in the size of the
                                   net assets.

                                You will incur a greater dilution
                                in NAV per share if you do not
                                exercise your rights than if you
                                do exercise your rights.  For
                                further discussion, see "Risk
                                Factors and Special
                                Considerations-Dilution and the
                                Effect of Non-Participation in
                                the Offer" on page 29.

Principal Investment Risks......In this summary, we describe the principal risks that may affect
                                the Fund's portfolio as a whole.
                                The Fund could be subject to
                                additional principal risks
                                because the types of investments
                                made by the Fund can change over
                                time.  This Prospectus has
                                additional descriptions of
                                investments that appear in bold
                                type in the discussions under
                                "Investment Objective and

                                Policies" and "Risk Factors and
                                Special Considerations."  These
                                sections also include more
                                information about the Fund, its
                                investments and related risks.
                                Other important things for you to
                                note:

                                -  You may lose money by
                                   investing in the Fund.

                                -  An investment in the Fund is
                                   not a deposit in a bank and is
                                   not insured or guaranteed by
                                   the Federal Deposit Insurance
                                   Corporation or any other
                                   government agency.

                                Among the principal risks of
                                investing in the Fund are
                                interest rate risk, credit risk,
                                market risk, leveraging risk,
                                derivatives risk, foreign risk,
                                emerging market risk, currency
                                risk, liquidity risk and
                                management risk.  Interest rate
                                risk is the risk that changes in
                                interest rates will affect the
                                value of the Fund's investments
                                in fixed income securities.
                                Increases in interest rates may
                                cause the value of the Fund's
                                investments to decline.  Credit
                                risk is the risk that the issuer
                                or the guarantor of a debt
                                security or the counterparty to a
                                derivatives contract will be
                                unable or unwilling to make
                                timely payments of interest or
                                principal or to otherwise honor
                                its obligations.  The Fund is
                                also subject to market risk which
                                is the risk that the value of the
                                Fund's investments will fluctuate
                                as the bond markets fluctuate and
                                that prices overall will decline
                                over shorter or longer-term
                                periods.  Because the Fund uses
                                derivative strategies and other
                                leveraging techniques, including
                                bank leverage, speculatively to
                                enhance returns, it is subject to
                                greater risk and its returns may
                                be more volatile than other
                                funds, particularly in periods of
                                market decline.  For further
                                discussion, see "Risk Factors and
                                Special Considerations-Effects of
                                Leverage" on page 30.

                                The Fund's investments in foreign
                                securities have foreign risk,
                                which is the risk that
                                investments in issuers located in
                                foreign countries may have
                                greater price volatility and less
                                liquidity.  Foreign risk includes
                                currency risk, which is the risk
                                that fluctuations in the exchange
                                rates between the U.S. dollar and
                                foreign currencies could
                                negatively affect the value of
                                the Fund's investments.  Because
                                the Fund may invest in emerging
                                markets and in developing
                                countries, the Fund's returns may
                                be significantly more volatile
                                and may differ substantially from
                                returns in the U.S. bond markets
                                generally.  Your investment also
                                has the risk that market changes
                                or other factors affecting
                                emerging markets or developing
                                countries, including political
                                instability and unpredictable
                                economic conditions, may have an
                                effect on the Fund's NAV.  For
                                further discussion, see "Risk
                                Factors and Special
                                Considerations-Investments in
                                Foreign Government Securities" on
                                page 31.

                                Liquidity risk exists when
                                particular investments are
                                difficult to purchase or sell,
                                possibly preventing the Fund from
                                selling these illiquid securities
                                at an advantageous price.  The
                                Fund is subject to liquidity risk
                                because derivatives and
                                securities involving substantial
                                interest rate and credit risk
                                tend to involve greater liquidity
                                risk.

                                The Fund is subject to management
                                risk because it is an actively
                                managed investment fund.  There
                                can be no guarantee that the
                                Adviser's investment decisions
                                will produce desired results.
                                The Fund's shares may trade at a
                                discount to NAV.  Shares of
                                closed-end management investment
                                companies frequently trade at a
                                discount from their NAV (i.e.,
                                the market price per share is
                                less than the NAV per share).
                                This characteristic is a risk
                                separate and distinct from the
                                risk that the Fund's NAV will
                                decrease as a result of its
                                investment activities and may be
                                greater for investors expecting
                                to sell their shares relatively
                                soon after completion of this
                                offering.  The Fund cannot
                                predict whether its shares will
                                trade at, above or below NAV in
                                the future.  For further
                                discussion, see "Risk Factors and
                                Special Considerations-Fund
                                Shares May Trade at a Discount to
                                NAV" on page 33.

                                There is no guarantee that the
                                Fund will be able to maintain its
                                current level of dividends and
                                distributions.

                       EXPENSE INFORMATION

         The following table sets forth certain fees and expenses of the Fund.

STOCKHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of the
  subscription price per share) (1)...................3.75%

ANNUAL EXPENSES (as a percentage of net assets
 attributable to common shares)
 Management fees(2)................................... .91%
 Interest payments on borrowed funds.................. .73%
 Other expenses (3) %
   Administration fees................................ .15%
   Other operating expenses........................... .12%
TOTAL ANNUAL EXPENSES (3).............................1.91%

EXAMPLE                 1 Year   3 Years  5 Years   10 Years
_____________________________________________________________

You would pay the
following expenses on
a $1,000 investment
assuming a 5% annual
return (4)              $56      $95      $137      $252

_______________
(1) The Fund will pay the Dealer Managers an aggregate fee for financial advisory services and marketing assistance equal to 1.25% of the subscription price per share. The Fund will also pay broker-dealers, including the Dealer Managers, fees for their soliciting efforts equal to 2.50% of the subscription price per share. Since these fees will be paid by the Fund, you will indirectly bear these fees as a stockholder of the Fund, even if you do not exercise your rights.

(2) The Fund pays the Adviser a monthly management fee in an amount equal to the sum of (x) 1/12th of .30% of the average weekly net assets of the Fund up to $250 million plus 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million and (y) 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. The Advisory Agreement provides that the monthly management fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

(3) Based upon estimated amounts for the current fiscal year and on the net assets of the Fund after giving effect to the anticipated net proceeds of the offer assuming that all of the rights are exercised, without issuance of any shares pursuant to the over-subscription privilege.

(4) The Example reflects the sales load and other expenses of the Fund incurred in connection with the offer and assumes that all of the rights are exercised and that all dividends and distributions are reinvested at NAV.

         The purpose of the table set forth above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and other distributions at NAV, payment of a 3.75% sales load and annual expense ratio of 1.91%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all management investment companies. Your annual return may be more or less than the 5% used in this Example. In addition, while the Example assumes reinvestment of all dividends and other distributions at NAV, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
FUTURE EXPENSES OR ANNUAL RETURN, AND THE FUND'S ACTUAL EXPENSES
AND ANNUAL RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                      FINANCIAL HIGHLIGHTS

         The following table describes selected financial data for a share of common stock outstanding throughout each period presented. The per share operating performance and ratios for each of the periods, other than the six-month period ended June 30, 2001, have been derived from financial statements audited by Ernst & Young LLP, the Fund's independent auditors, as stated in their report, which legally forms a part of the SAI. The following information should be read in conjunction with the financial statements and notes, which legally forms a part of this Prospectus and which are included in the Fund's December 31, 2000 Annual Report and the Fund's June 30, 2001 Semi-Annual Report, which are available without charge by calling the Fund at
(212) 969-2232 or by contacting the Fund at 1345 Avenue of the Americas, New York, New York 10105.

Selected Data for a Share of Common Stock Outstanding throughout
Each Period

                                 Six Months
                                 Ended
                                 June 30,                            Year Ended December 31,
                                 2001(a)          ---------------------------------------------------------------
                                 (unaudited)      2000         1999           1998         1997           1996
                                 -------------------------------------------------------------------------------
Net asset value,
  beginning of period........       $8.45         $7.64         $8.80        $10.51        $10.29         $9.77
Income From Investment
  Operations
Net investment income(b).....         .38           .70           .79           .88           .94           .94
Net realized and unrealized
  gain (loss) on investments,
  swap contracts, options
  written and foreign currency
  transactions...............        (.24)          .91         (1.11)        (1.71)          .54           .55
                                  -------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations         .14          1.61          (.32)         (.83)         1.48          1.49
                                  -------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income......        (.37)         (.70)         (.79)         (.88)         (.92)         (.94)
Distributions in excess of
  net investment income......         -0-          (.10)         (.05)          -0-           -0-          (.03)
Distributions from net
  realized gains.............         -0-           -0-           -0-           -0-          (.34)          -0-
                                  -------------------------------------------------------------------------------
Total dividends and
  distributions..............        (.37)         (.80)         (.84)         (.88)        (1.26)         (.97)
                                  -------------------------------------------------------------------------------
Net asset value, end of
  period.....................       $8.22         $8.45         $7.64         $8.80        $10.51        $10.29
                                  -------------------------------------------------------------------------------
Market value, end of period..       $8.72         $7.50         $6.50        $9.125        $11.00        $10.25
                                  -------------------------------------------------------------------------------
Total Investment Return
Total investment return
based on:(c)
Market value.................    21.62%(d)       28.97%        (20.84)%       (9.25)%      20.73%        24.15%
Net asset value..............       1.76%        23.58%         (3.53)%       (8.38)%      15.08%        16.40%
Ratios/Supplemental Data
 Net assets, end of period
(000's omitted)..............  $1,353,070    $1,390,542      $448,735      $512,296      $605,664      $590,173
 Ratio of expenses to average
net assets...................     2.61%(d)        2.54%         2.37%         2.09%         2.03%         2.17%


Ratio of expenses to average
  net assets excluding
  interest expense(e)........     1.24%(d)        1.19%         1.19%         1.12%         1.11%         1.18%
Ratio of net investment income
  to average net assets......     9.04%(d)        9.40%         9.80%         9.04%         9.02%         9.78%
Portfolio turnover rate......        425%          538%          368%          409%          304%          349%


(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 9.65% to 9.04%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d) Annualized.

(e) Net of interest expense of 1.37%, 1.35%, 1.18%, .97%, .92%, and .99%, respectively, on borrowings.

               CAPITALIZATION AT OCTOBER 31, 2001

                                                 AMOUNT
                               AMOUNT HELD       OUTSTANDING
                               BY FUND OR        EXCLUSIVE OF
                   AMOUNT      FOR ITS           AMOUNT HELD
TITLE OF CLASS     AUTHORIZED  ACCOUNT           BY FUND

Common Stock,
$0.01 par value    300,000,000 0 Shares          165,008,437
                                                 Shares

                   TRADING AND NAV INFORMATION

         In the past, the Fund's shares have traded both at a premium and at a discount in relation to NAV. Although the Fund's shares have recently been trading at a small premium to NAV, there can be no assurance that this premium will continue after the offer or that the shares will not again trade at a discount. As discussed below, shares of closed-end investment companies frequently trade at a discount from NAV.

         The outstanding shares are listed and traded on the NYSE. The following table sets forth for the quarters indicated the high and low sales prices on the NYSE per share of common stock and the NAV and the premium or discount from NAV at which the common stock was trading, expressed as a percentage of NAV, at each of the high and low sales prices provided.

                                                              Premium/Discount
                          Market Price(1)        NAV          as % of NAV(2)
                          ______________         ___          ________________
   Quarter Ended        High        Low      High     Low      High     Low
_____________________________________________________________________________
March 31, 1999 ...........$9.4375   $8.4375   $8.90    $7.96    6.04%    6.00%
June 30, 1999.............  8.625    8.1875    8.54     7.77    1.00%    5.37%
September 30, 1999........   8.75    8.0625    8.05     7.51    8.70%    7.36%
December 31, 1999......... 8.1875     6.375    7.88     7.41    3.90%  -13.97%
March 31, 2000............  7.875     6.625    8.17     7.41   -3.61%  -10.59%
June 30, 2000.............  7.375      6.50    8.21     7.47  -10.17%  -12.99%
September 30, 2000........ 7.8125    7.1875    8.26     7.91   -5.42%   -9.13%
December 31, 2000......... 7.6875     7.125    8.51     7.93   -9.67%  -10.15%
March 31, 2001............   8.35      7.50    8.70     8.42   -4.02%  -10.93%
June 30, 2001.............   8.85      7.86    8.56     8.08    3.39%   -2.72%
September 30, 2001........   8.92      7.83    8.63     8.05    3.36%   -2.73%
Through November 7, 2001..   9.00      8.33    8.91     8.30    1.01%     .36%

_______________

(1)  As reported by the NYSE.
(2)  Based on the Fund's computations.

         The Fund's NAV at the close of business on October 3, 2001 and on November 7, 2001 was $8.37 and $8.91, respectively.
The last reported sales price of the Fund's shares on the NYSE on those dates was $8.72 and $8.33, respectively.

                            THE FUND

         The Fund is a diversified, closed-end management investment company. Its shares are traded on the NYSE under the symbol "ACG."

         The Fund was incorporated under the laws of the State of Maryland on June 15, 1987 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It commenced investment operations on August 21, 1987 after an initial public offering of 46,000,000 shares of common stock ("Common Stock"). The net proceeds of the offering were $512,320,260. There are currently 165,008,437 shares of Common Stock outstanding. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. In 1993 the Fund conducted a rights offering allowing stockholders to subscribe for an aggregate of 16,211,704 shares. The proceeds from the 1993 rights offering equaled $71,244,719. In December 2000, the Fund acquired the assets and liabilities of ACM Government Securities Fund, Inc. and ACM Government Spectrum Fund, Inc. The aggregate net assets of the Fund immediately after the acquisition amounted to $1,384,338,763.

                            THE OFFER

Purposes of the Offer

         The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund available for investment, thereby allowing the Fund to take advantage of investment opportunities. In reaching its decision, the Board of Directors was advised by the Adviser that the availability of new capital would permit the Fund to take advantage of investment opportunities without being required to sell current portfolio positions that it desires to retain. The Board of Directors also took into account that a well-subscribed rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE. The Board also considered that this rights offering would give record date stockholders the opportunity to purchase shares at a price below the then current market price per share and NAV, and might increase the level of market interest in the Fund. The Board also considered, among other things, the proposed terms of the offer, the expenses of the offer, and its dilutive effect on exercising and non-exercising record date stockholders.

         There can be no assurance that the offer will be successful.

         The Fund may choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer. Any such future offering will be made in accordance with the 1940 Act.

Terms of the Offer

         The Fund is issuing to its stockholders rights to purchase additional shares. You will receive one right for each share you own on the record date, which is November 19, 2001.
You need three rights to purchase one share at the subscription price per share. Record date stockholders who receive less than three rights, however, will be entitled to purchase one share. You may exercise your rights to acquire shares at any time during the subscription period, which begins on November 19, 2001 and ends at 5:00 p.m., New York City time, on December 14, 2001, unless extended by the Fund. The right of a stockholder of record to acquire one share for every three rights during the subscription period at the subscription price is called the "primary subscription."

         Rights are evidenced by subscription certificates.  The
Fund will send subscription certificates to all persons whose names appear on the list of stockholders of the Fund on November 19, 2001, the record date of the offer.

         If you exercise all your rights, you may subscribe for additional shares. Shares available for purchase pursuant to this over-subscription privilege are subject to allotment and increase. The over-subscription privilege is more fully described below. For purposes of determining the maximum number of shares you may acquire pursuant to the offer, if your shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company, or by any other depository or nominee, you will be deemed to be the holder of the rights that are issued to Cede or such other depository or nominee on your behalf.

         Fractional shares will not be issued. After the exercise of rights, record date stockholders who have remaining less than three rights will not be able to purchase a share upon exercise of these remaining rights, which will expire without any residual value. Record date stockholders who receive less than three rights, however, may purchase one share at the subscription price. Record date stockholders may request additional shares under the over-subscription privilege described below, provided that such record date stockholders have exercised all their rights pursuant to the primary subscription. YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER RECEIPT OF YOUR PAYMENT OR GUARANTEE OF PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

Important Dates to Remember

         Please note that the dates in the table below may change if the offer is extended.

EVENT                                                    DATE
_________________________________________________________________

Record date.................................November 19, 2001
Subscription period.........................November 19, 2001 to
                                            December 14, 2001
Receipt of subscription certificate and
payment for shares or notice of guaranteed
delivery due................................December 14, 2001
Expiration and pricing date.................December 14, 2001
Payment for guarantees of delivery due......December 19, 2001
Confirmation to participants................December 26, 2001
Final payment for shares....................December 28, 2001

Over-Subscription Privilege

         If shares remain available for purchase after all stockholders have had a chance to exercise their rights pursuant to the primary subscription, the Fund will offer such shares to stockholders who have exercised all their rights and who desire to acquire additional shares. You may subscribe for those additional shares pursuant to the over-subscription privilege only if you exercise all your rights pursuant to the primary subscription. If you exercise all your rights and wish to subscribe for additional shares, please indicate on the subscription certificate the number of additional shares desired through the over-subscription privilege.

         If sufficient shares remain from unexercised rights, all over-subscriptions may be honored in full.

         If sufficient shares are not available to honor all over-subscription requests, the Fund may issue up to an additional 13,750,703 shares, representing 25% of the shares available pursuant to the primary subscription, to satisfy over-subscription requests. Whether or not the Fund issues these additional shares, if there are not enough shares available to honor all over-subscriptions, the available shares will be allocated among you and all the other stockholders who subscribe for additional shares pursuant to the over-subscription privilege in proportion to the number of rights issued to you and such stockholders. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

         The Fund will not sell any shares that are not subscribed for under the primary subscription or the over-subscription privilege.

Subscription Price

         You may purchase one share for every three rights at the subscription price. The subscription price is 95% of the lower of:

         (1) the average of the last reported sales price of a share on the NYSE on the expiration date of the offer (December
14, 2001, unless extended) and on the four preceding business days; and

         (2) the NAV per share as of the close of business on the expiration date of the offer (December 14, 2001, unless extended).

         For example, if the average of the last reported sales price on the NYSE on December 14, 2001 and on the four preceding business days of a share of the Fund's Common Stock is $8.33, and the NAV as of the close of business on the expiration date is $8.91, the subscription price will be $7.91. If, however, the average of the last reported sales price of a share on that exchange on December 14, 2001 and on the four preceding business days thereof is $9.00, and the NAV as of the close of business on the expiration date is $8.91, the subscription price will be $8.46.

         The Fund announced the offer on October 4, 2001. The last reported NAV per share of Common Stock at the close of business on October 3, 2001 and November 7, 2001 was $8.37 and $8.91, respectively, and the last reported sales price of a share on the NYSE on those dates was $8.72 and $8.33, respectively.
The Fund paid a dividend of $.07 per share on October 19, 2001.

Rights May Not Be Purchased or Sold

         The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares to be issued upon exercise of the rights, however, will trade on the NYSE under the symbol "ACG." If you do not exercise your rights before the conclusion of the rights offer, your rights will expire without value.

Expiration of the Offer and Rights

         The offer will expire at 5:00 p.m., New York City time, on December 14, 2001 unless it is extended. Rights will expire at that time and thereafter you will no longer be able to exercise them. Since the expiration date for exercise of the rights and the pricing date of the shares subscribed will be the same date, you will not know the purchase price when you decide to acquire shares.

         If the Fund decides to extend the offer, it will make an announcement to that effect as promptly as practicable. The Fund may elect to extend the offer, for example, if it determines that stockholders require extra time to exercise their rights in a timely fashion. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

         The subscription agent, EquiServe Trust Company, N.A., will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $15,000 plus reimbursement for its out-of-pocket expenses related to the offer. If you have any questions regarding subscription certificates, please contact Georgeson Shareholder Communications, the information agent for the offer, at (888) 901-9798. You must send completed subscription certificates together with payment of the estimated subscription price to EquiServe Trust Company, N.A. by one of the methods described below.

(1)  By First Class Mail:
     EquiServe Trust Company, N.A.
     Corporate Reorganization
     P.O. Box 43025
     Providence, RI 02940-3025

     By Overnight, Certified or Express Mail:
     EquiServe Trust Company, N.A.
     Corporate Reorganization
     40 Campanelli Drive
     Braintree, MA 02184

     By Hand:
     Securities Transfer & Reporting Services, Inc.
     c/o EquiServe Trust Company, N.A.
     100 William Street Galleria
     New York, NY 10038

(2)  By Facsimile (Telecopy):
     For Notice of Guaranteed Delivery Only
     (781) 380-3388 with the original subscription certificate to be sent by method (1) above. Confirm facsimile by telephone at (800) 219-4218.

         The Fund will accept only subscription certificates actually received on a timely basis. DELIVERY TO AN ADDRESS
OTHER THAN THOSE SET FORTH ABOVE DOES NOT CONSTITUTE GOOD
DELIVERY.

How to Exercise Rights

         Rights will be evidenced by subscription certificates. Except as described below under "Restrictions on Foreign Stockholders," the Fund will mail subscription certificates directly to you if your shares are registered in your name or, if you own your shares through a broker, bank or nominee, to Cede or such other depository or nominee. You may exercise your rights by either:

         - completing and signing a subscription certificate and mailing it in the envelope provided, together with payment for the shares to the subscription agent, or

         - contacting your broker, banker or trust company, which can guarantee payment and delivery of a properly completed and executed subscription certificate before December 14, 2001. A fee may be charged for this service.

         Fractional shares will not be issued. After the exercise of rights, record date stockholders who have remaining less than three rights will not be able to purchase a share upon exercise of these remaining rights, which will expire without any residual value. Record date stockholders who receive less than three rights, however, may purchase one share at the subscription price. Record date stockholders may request additional shares under the over-subscription privilege, provided they have exercised all their rights pursuant to the primary subscription.

         The subscription agent must have received at its office indicated above completed subscription certificates and payment for shares or notices of guaranteed delivery prior to 5:00 p.m., New York City time, on December 14, 2001.

         IF YOU DO NOT OWN YOUR SHARES THROUGH A BROKER OR OTHER NOMINEE. As a record holder, you can choose between two options set forth under "-Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the completed subscription certificate and payment after December 14, 2001.

         IF YOU OWN YOUR SHARES THROUGH A BROKER OR OTHER NOMINEE. You must contact that broker or nominee to exercise your rights. In that case, the nominee will complete the subscription certificate on your behalf and arrange for proper payment by one of the methods set forth under "-Payment for Shares".

         IF YOU ARE A NOMINEE. If you hold shares for the account of others, you should notify the beneficial owners of such shares as soon as possible to obtain instructions. If the beneficial owner so instructs, you should complete the subscription certificate and submit it to the subscription agent with proper payment.

Restrictions on Foreign Stockholders

         The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. For these purposes, the United States includes its territories and possessions and the District of Columbia. The rights to which those subscription certificates relate will be held by EquiServe Trust Company, N.A. for foreign stockholders' accounts until instructions are received to exercise the rights. If no instructions are received prior to December 14, 2001, such rights will expire.

Information Agent

         If you have any questions or inquiries relating to the offer, please contact the information agent at:

         GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
         17 State Street
         New York, New York 10004
         Call Toll Free: (888) 901-9798
         Banks and Brokers Call: (212) 440-9800

         You may also contact your broker or nominee for information with respect to the offer.

         The Fund will pay the information agent for its services in connection with the offer a fee estimated to be approximately
$38,500 including reimbursement for its out-of-pocket expenses.

Payment for Shares

         You may choose between the following methods of payment to exercise your rights:

         (1) You can send the completed subscription certificate together with payment for shares to the subscription agent. You should calculate the total payment on the basis of an estimated subscription price of $8.27 per share. To be accepted, your payment accompanied by a properly executed and completed subscription certificate must be received by the subscription agent prior to 5:00 p.m., New York City time, on December 14, 2001.

         If you pay using this method, please make sure that your payment:

         - is made in United States dollars by money order or check drawn on a bank located in the United States;

         -    is made to "ACM Income Fund, Inc."; and

         -    accompanies an executed subscription certificate.

         (2) Alternatively, you may contact your broker, bank or trust company and request that it sends on your behalf a notice of guaranteed delivery by facsimile or otherwise to the subscription agent. The subscription agent will accept all notices of guaranteed delivery received from brokers, banks, trust companies or NYSE members prior to 5:00 p.m., New York City time, on December 14, 2001. The notice must guarantee delivery to the subscription agent of (a) payment of the full subscription price for the shares subscribed for pursuant to the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege, and (b) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate, together with payment, is not received by the close of business on December 19, 2001.

         No later than December 26, 2001, the subscription agent will send a confirmation to each stockholder or, if the stockholder's shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee. This confirmation will show:

         - the number of shares you acquired pursuant to the primary subscription;

         - the number of shares, if any, you acquired pursuant to the over-subscription privilege;

         - the per share and total purchase price for the shares; and

         - any additional amount that you must pay to the Fund or any excess to be refunded by the Fund to you.

         You will not receive any other evidence of title unless you have requested a stock certificate. You must ensure that the subscription agent receives any additional payment required from you before December 28, 2001. The subscription agent will mail any excess payment owed to you within a reasonable time after the expiration date. The Fund will not pay interest on any excess payment. All your payments to the Fund must be in U.S. dollars by money order or check drawn on a bank located in the United States of America and payable to ACM Income Fund, Inc.

         The subscription agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares. Interest will accrue to the benefit of the Fund regardless of whether shares are issued or not by the Fund.

         Issuance and delivery of evidence of title for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION
AFTER RECEIPT OF YOUR PAYMENT OR GUARANTEE OF PAYMENT FOR SHARES
BY THE SUBSCRIPTION AGENT.

         If you subscribe for shares and do not pay any additional amounts due, the Fund may:

         (1)  sell these shares to other stockholders;

         (2) sell you only the number of shares your payment covers; and/or

         (3) exercise any and all other rights or remedies to which it may be entitled to collect the additional amount due, including enforcing any guarantee of payment.

         You may choose the method of delivery of subscription certificates and payment of the subscription price from those indicated above. Whichever method you choose, you will make delivery and payment at your own risk. If you use mail, subscription certificates and payment should be sent by registered mail and properly insured, with return receipt requested. Please allow a sufficient number of days to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., New York City time, on the last applicable payment date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

         The Fund will determine all questions concerning the timeliness, validity, form and eligibility of any exercise of rights. The Fund's determinations will be final and binding.
The Fund may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine. The Fund may also reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines. The Fund will not be under any duty to give notification of any defect or irregularity related to the submission of subscription certificates. The Fund will not incur any liability for failure to give any such notification.

Delivery of Stock Certificates

         The Fund will issue certificates for shares acquired through subscription only upon request. If a request is made, stock certificates will be mailed promptly after December 26, 2001 when payment for the shares subscribed for has cleared. If you are a participant in the Fund's dividend reinvestment and cash purchase plan, your shares will be credited to your account in the plan. The Fund will not issue certificates for subscription shares credited to plan accounts. If your shares are held of record by Cede or by any other depository or nominee on your behalf or your broker-dealer's behalf, the shares that you acquire will be credited to the account of Cede or such other depository or nominee.

Offering Fees and Expenses

         Salomon Smith Barney Inc. and UBS Warburg LLC (the "Dealer Managers") will act as the dealer managers for the offer pursuant to a dealer manager agreement with the Fund. The Dealer Managers will provide financial advisory services and marketing assistance in connection with the offer. Together with their associated broker-dealers, the Dealer Managers will also solicit the exercise of rights and participation in the over-subscription privilege. The Fund will pay the Dealer Managers an aggregate fee for their financial advisory services and marketing assistance equal to 1.25% of the subscription price per share for shares issued upon exercise of the rights and the over-subscription privilege. The Fund will also pay broker-dealers, including the Dealer Managers, fees for their soliciting efforts equal to 2.50% of the subscription price for each share issued.

         The Fund has agreed to indemnify each of the Dealer Managers or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Managers will not be liable to the Fund or the Adviser in rendering the services described above except for any act of bad faith, willful misconduct or gross negligence on their part or reckless disregard of their obligations and duties.

         Other offering expenses incurred by the Fund are estimated at $1,004,942, assuming that all of the rights are exercised, without issuance of any shares pursuant to the over-subscription privilege and including up to $100,000 in the aggregate that may be paid to the Dealer Managers as partial reimbursement for their expenses related to the offer.

Notice of NAV Decline

         The Fund has undertaken to suspend the offer until it amends this Prospectus if, subsequent to November 16, 2001 (the effective date of the Fund's registration statement), the Fund's NAV declines more than 10% from its NAV as of that date. In such event, the Fund would extend the expiration date and notify record date stockholders that the NAV has declined more than 10%, that the offer is suspended and that exercising rights holders may cancel their exercise of rights.

Employee Benefit Plan Considerations

         Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans"), should be aware that additions to the Retirement Plan (other than rollovers or trustee-to-trustee transfers from other Retirement Plans) in order to exercise rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of section 415 of the Code or other qualification rules to be violated. They may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a Retirement Plan.

         Retirement Plans and other tax exempt entities should also be aware that, if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated taxable income under section 511 of the Code with respect to any income they subsequently derive with respect to the shares acquired pursuant to such exercise.

         ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may bear upon the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisors regarding the consequences under ERISA and the Code of their exercise of rights.

Federal Income Tax Consequences

         For United States federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the rights. The holding period for a share acquired upon exercise of a right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of:

         -    the subscription price per share,

         - any servicing fee charged to you by your broker, bank or trust company, and

         - the basis, if any, in the rights that you exercised.

         A gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be a capital gain or loss assuming the share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the share has been held at the time of sale for more than one year.

         As noted above, your basis in shares issued under the offer includes your basis in the rights underlying those shares. Assuming that, as the Fund expects, the aggregate fair market value of the rights at the time they are distributed is less than 15% of the aggregate fair market value of the Fund's Common Stock at such time, the basis of the rights issued to you will be zero unless you elect to allocate your basis of previously owned shares to the rights issued to you in the offer. This allocation is based upon the relative fair market value of such shares and the rights as of the date of distribution of the rights. Thus, if you make such an election and the rights are later exercised, the basis in the shares you originally owned will be reduced by an amount equal to the basis you allocated to the rights. This election must be made in a statement attached to your federal income tax return for the year in which the rights are distributed. If you do not exercise the rights, however, you will not be able to recognize a loss or to allocate a portion of your basis in the shares to the unexercised rights.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of rights. The discussion is based upon applicable provisions of the Code, U.S. Treasury regulations thereunder and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

Investment Advisory and Administration Fees

         The Adviser and the Administrator will each benefit from the offer because a portion of the investment advisory fees and all of the administrative fees are based on the net assets of the Fund. Assuming all rights are exercised at the estimated subscription price, including up to an additional 25% of the shares which may be issued to satisfy over-subscriptions, the annual compensation to be received by the Adviser would be increased by approximately $6,370,896 and the annual compensation to be received by the Administrator would be increased by approximately $819,353. Actual compensation paid may vary depending on the number of shares purchased and investment return.

Dividends

         The Fund does not expect to pay dividends or other distributions with respect to the shares acquired pursuant to rights until January 2002.

                         USE OF PROCEEDS

         Assuming the Fund sells all shares offered pursuant to the primary subscription at the estimated subscription price, the net proceeds of the offer are estimated to be $436,810,566, after payment of the Dealer Managers' fees, the soliciting fees and the estimated offering expenses. The Fund will pay these expenses, which will reduce the NAV per share. If the Fund increases the number of shares subject to the offer by 25%, or 13,750,703 shares, in order to satisfy over-subscription requests, the net proceeds will be approximately $546,234,308. Under current market conditions, the Adviser anticipates that the net proceeds of the offer will be used to further diversify the Fund's investment portfolio. The Fund will seek to accomplish this goal by investing a portion of the net proceeds of the offer in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and investment grade and high yield corporate debt securities. The Adviser expects that, under current market conditions, the Fund will invest substantially all of the net proceeds of the offer in accordance with its investment objective and policies within approximately three months from the date of receipt. Pending such investment, the proceeds will be invested in certain short-term debt instruments.

                INVESTMENT OBJECTIVE AND POLICIES

General

         The investment objective of the Fund is high current income consistent with preservation of capital. In seeking to achieve this objective, the Fund invests principally in U.S. Government securities and utilizes certain other investment techniques, including options and futures, intended to enhance income and reduce market risk. The Fund may also invest in other debt securities, including those of foreign governmental issuers. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. As with all investment companies, there can be no assurance that the Fund's objective will be achieved.

         As of October 26, 2001, the composition of the Fund's portfolio was 71% U.S. Treasury obligations, 14% sovereign debt obligations, 7% corporate investment grade debt securities, 7% corporate high yield debt securities and 1% preferred stock.

         The Fund has adopted a fundamental policy that it will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. The Fund's investment objective and this fundamental policy may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," which, as used in this Prospectus, means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The Fund's other investment policies described below are not fundamental and may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders.

U.S. Government Securities

         Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations the Student Loan Marketing Association). U.S. Government securities in which the Fund may invest are discussed briefly below and in greater detail in the SAI, including Appendix A to the SAI which describes obligations issued or guaranteed by U.S. Government agencies and instrumentalities.

         Government Guaranteed Mortgage-Related Securities- -General. Mortgages backing the securities purchased by the Fund include, among others, conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Fund's shares of Common Stock.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA guarantees the timely payment of principal and interest in the GNMA Certificates purchased by the Fund.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         Zero Coupon Treasury Securities. The Fund may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the SEC has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. However, if such securities are deemed to be U.S. Government Securities the Fund will not be subject to any limitations on their purchase.

         Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. The Fund may invest a maximum of 35% of its total assets in zero coupon securities.

         Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was issued as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later, at a resale price greater than the purchase price, reflecting an agreed-upon interest rate.

         General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

Other Securities

         While the Fund's investment strategy normally emphasizes U.S. Government Securities, the Fund may, where consistent with its investment objective, invest up to 35% of its total assets in securities other than U.S. Government Securities, including (i) Foreign Government Securities (as described below), (ii) corporate debt securities (including collateralized in mortgage obligations), (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iv) commercial paper of prime quality rated Prime-1 or higher by Moody's Investor Service, Inc. ("Moody's") or A-1 or higher by Standard & Poor's Ratings Services ("S&P") or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, and (v) put and call options, futures contracts and options on futures contracts, options on foreign currencies, and forward foreign currency exchange contracts, as discussed below and in the SAI. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or, if not rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P normally provide higher yields than higher-rated securities but may be considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund may maintain up to 35% of its net assets in securities rated below Baa by Moody's or below BBB by S&P or, if not rated, of comparable investment quality as determined by the Adviser. Such high-yield, high-risk securities are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Risk Factors and Special Considerations--Investments in Lower-Rated Securities."

See Appendix B to the SAI for a description of Moody's and S&P's bond ratings.

         Foreign Government Securities. The Fund may invest up to 35% of its total assets in Foreign Government Securities of issuers considered stable by the Adviser, although the Fund will not invest 25% or more of its total assets in the Foreign Government Securities of any one country. Foreign Government Securities are obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities. The Adviser's determination that a particular country should be considered stable depends on the Adviser's evaluation of political and economic developments affecting the country as well as recent experience in the markets for Foreign Government Securities of the country. Examples of foreign governments which the Adviser currently considers to be stable, among others, are the governments of Canada, Japan, Sweden, Germany, the United Kingdom and Mexico. The percentage of the Fund's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economies, financial markets and interest rate climates of the countries in which the investments are made and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of Foreign Government Securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. The Fund may also hold foreign currency for hedging purposes.

         Investing in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between currencies. Foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to settlement periods.

         Collateralized Mortgage Obligations. Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral, are sufficient to make timely payments of interest on the collateralized mortgage obligations, and to retire the collateralized mortgage obligations not later than their stated maturity. Since the rate of payment of principal of the collateralized mortgage obligations depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the collateralized mortgage obligations can occur significantly earlier than their stated maturity. The collateralized mortgage obligations may be subject to redemption under certain circumstances. Collateralized mortgage obligations bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

         Illiquid Securities. The Fund may invest up to 20% of its total assets in illiquid securities. These securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), including any currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed securities not readily marketable for purposes of this limitation. The Adviser will monitor such securities and in reaching decisions concerning their marketability will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (v) any applicable SEC interpretation or position with respect to such type of securities.

Investment Practices

         In connection with the investment objective and policies described above, the Fund may, but is not required to, utilize various other investment strategies to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Fund's investment objective, no assurance can be given that they will achieve this result.

         Options on U.S. and Foreign Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered put and call options and purchase put and call options on U.S. and Foreign Government Securities that are traded on United States and foreign exchanges and over-the-counter. The Fund may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call or (b) is greater than the exercise price of the call written and the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash not available for investment or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option is written for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its Custodian cash or U.S. Government Securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by at least the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by at least the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix C to the SAI.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C to the SAI for a further discussion of the use, risks and costs of option trading.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of U.S. and Foreign Government Securities, or contracts based on financial indices including any index of U.S. and Foreign Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. exchanges or over-the-counter. These investment techniques are used only to hedge against anticipated future changes in market conditions and interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the

Fund intends to purchase at a later date. See Appendix C to the SAI for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         The Fund's Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts purchased by the Fund not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         Options On Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. See Appendix C to the SAI for further discussion of the use, risks and costs of options on foreign currencies.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund's Custodian will place cash not available for investment or U.S. Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges. If the value of the securities placed in the segregated account declines, additional cash or U.S. Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         Lending of Portfolio Securities. In order to increase income, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Fund's Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund may pay fees to arrange the loans. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities, i.e., a "when, as and if issued" trade.

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Fund's Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         General Information Regarding Futures, Options and Forward Contracts. The successful use of the foregoing investment practices draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest and exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward commitment contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Taxation" in the SAI.

         Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Short Sales. The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Investment

Restrictions" in the SAI.   Certain special federal income tax
considerations may apply to short sales which are entered into by the Fund. See "Taxation" in the SAI.

         Future Developments. The Fund may, following written notice to its stockholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Turnover

         The portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 500%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its stockholders. High portfolio turnover also may result in realization of substantial net short-term capital gains, which, when distributed, are taxable to stockholders as ordinary income.

         The Fund's portfolio turnover rates for the fiscal years ended 2000 and 1999 were 538% and 368%, respectively.

             RISK FACTORS AND SPECIAL CONSIDERATIONS

         Please consider carefully the matters set forth below.
You should read the entire Prospectus and the SAI before you decide whether to exercise your rights.

Dilution and the Effect of Non-Participation in the Offer

         If you do not exercise all your rights, when the offer is over you will own a smaller proportional interest in the Fund. In addition, whether or not you exercise your rights, the per share NAV of your shares will be diluted (reduced) immediately as a result of the offer because:

         - the shares offered will be sold at less than their then current NAV;

         -    you will indirectly bear the expenses of the offer;
              and

         - the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets.

              This dilution may be substantial and will increase if the share price declines in relation to the NAV as shown by the following examples:

   Scenario 1: Shares trade above per share NAV (premium) (1)

Share Price...........................................   $9.00
NAV...................................................   $8.91
Subscription Price (95% of NAV).......................   $8.46
Reduction in NAV ($) (2)..............................   $0.20
Reduction in NAV (%)..................................   2.20%

Scenario 2: Shares trade below per share NAV at the time the offer expires (discount) (1)

5-day Average Share Price (3).........................   $8.33
NAV...................................................   $8.91
Subscription Price (95% of 5-day
  average share price)................................   $7.91
Reduction in NAV ($) (4)..............................   $0.33
Reduction in NAV (%)..................................   3.69%
_______________

(1) Both examples assume full primary and over-subscription privilege exercised. Actual amounts may vary due to rounding.

(2)   Assumes $18,454,584 in estimated offering expenses
      (including sales load).

(3)   The expiration date and the four preceding business days.

(4)   Assumes $17,320,151 in estimated offering expenses
      (including sales load).

         You will incur a greater dilution in NAV per share if you do not exercise your rights than if you do.

Borrowing

         The Fund may, if and when market conditions dictate, borrow, including on a secured basis, from banks or other entities in privately arranged transactions to increase the money available to the Fund to invest in securities when the Fund believes that the income from the securities financed will be greater than the interest expense paid on the borrowing. Currently, the Fund has an outstanding credit facility for a commercial paper asset securitization program in the amount of $300,000,000. Under the program, the lender, Barton Capital Corporation, will fund advances to the Fund through the issuance of commercial paper rated A-1+ by S&P and P-1 by Moody's. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the program are secured by a pledge of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annualized interest rate for the six months ended June 30, 2001 was 5.54% and the average borrowing was $300,000,000. At June 30, 2001, the interest rate in effect was 3.93% and the amount of borrowings outstanding was $300,000,000.

         The Advisor anticipates that the amount of the credit facility would be increased upon completion of the offer. Such borrowings involve additional risk to the Fund, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. The Fund may also borrow to finance repurchases of or tender offers for its shares when the Fund deems it desirable in order to avoid the untimely disposition of portfolio securities. The Fund reserves the right to issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors.

         The Fund may borrow to the maximum extent permitted under the 1940 Act. The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, the Fund may not make any cash distributions to its stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). See "Investment Restrictions" in the SAI. This limitation on the Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes and could subject the Fund to corporate federal income taxes for the year or years in which it fails to so qualify. See "Taxation" in the SAI.

         The Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph. See
"Investment Restrictions" in the SAI.

         Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share or the NAV per share of the Fund's Common Stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share or NAV per share of the Fund's Common Stock will be less than would otherwise be the case. This is the speculative factor known as "leverage."

Effects of Leverage

         The Fund has an outstanding credit facility in the amount of $300,000,000, which as of October 31, 2001 represented 14.40% of the Fund's total assets, for the purpose of utilizing investment leverage. In addition, the Fund may enter into reverse repurchase agreements. Utilization of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on the Fund's indebtedness will affect the return to stockholders, with increases in such rates decreasing such return. So long as the Fund is able to realize a higher net return on the leveraged portion of its investment portfolio than the then current interest rate on the indebtedness, the effect of leverage will be to cause stockholders to realize higher current net investment income than if the Fund were not leveraged. Currently, the Fund's portfolio must experience an annual return of .47% in order to cover the current average annual rate of interest on the indebtedness and the interest cost of reverse repurchase agreements of 1.70%. The following table may assist the investor in understanding the effects of leverage by illustrating the effect of leverage on return to a stockholder. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on
Portfolio
(Net of Expenses)          -10%      -5%      0%     5%    10%

Corresponding Return
to Common Stockholder      -15.08%   -7.77%   -.47%  6.83% 14.14%

         To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to stockholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to stockholders and in a lower NAV than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would be a greater decrease in the Fund's NAV than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, it could be necessary for the Fund to liquidate certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Investments in Foreign Government Securities

         Investing in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

Investments in Lower-Rated Securities

         Securities rated below investment grade ("lower-rated securities"), i.e., Ba and lower by Moody's or BB and lower by S&P, or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

         The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis is a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities.

         In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

         Ratings of securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix B to the SAI for a description of Moody's and S&P's ratings.

         Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the call security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Debt Securities

         The NAV of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. Certain debt securities in which the Fund may invest are floating-rate debt securities. To the extent that the Fund does not enter into interest rate swaps with respect to such floating-rate debt securities, the Fund may be subject to greater risk during periods of declining interest rates.

Mortgage-Related Securities

         Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Fund Shares May Trade at a Discount to NAV

         Shares of closed-end investment companies frequently trade at a discount to NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its NAV may decrease. Since the commencement of operations, the shares have traded in the market both at a premium and at a discount to NAV. See "Common Stock." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

                     MANAGEMENT OF THE FUND

Investment Adviser

         The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment management firm supervising client accounts with assets as of October 31, 2001 totaling approximately $438 billion. The Adviser provides diversified investment management and related services globally to a broad range of clients including institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates, private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, individual investors by means of retail mutual funds sponsored by the Adviser, and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

         Alliance Capital Management Corporation is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of September 30, 2001, AXA, its wholly-owned subsidiaries, AXA Financial and The Equitable Life Assurance Society of the United States ("Equitable") and some subsidiaries of Equitable (other than the Adviser, and its subsidiaries) were the beneficial owners of approximately 51.7% of the issued and outstanding units of the Adviser, and approximately 2.1% of the issued and outstanding units of Alliance Capital Management Holding L.P. ("Alliance Holding"). Alliance Holding is an entity the business of which consists of holding units of the Adviser and engaging in related activities. As of September 30, 2001, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the owner of approximately 16.4% of the issued and outstanding units of the Adviser. The business and assets of SCB Inc., formerly known as Sanford C. Bernstein, Inc., were acquired by the Adviser on October 2, 2000.

         As of September 30, 2001 AXA and its subsidiaries owned all of the issued and outstanding shares of the common stock of AXA Financial. AXA Financial owns all of the issued and outstanding shares of Equitable. For insurance regulatory purposes all shares of common stock of AXA Financial beneficially owned by AXA and its affiliates have been deposited into a voting trust.

         AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area, and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of its Board of Directors, and day to day operations are conducted through or under the direction of its officers. For information regarding the directors and officers, see "Management of the Fund--Directors and Officers" in the SAI.

Portfolio Management

         Wayne D. Lyski is primarily responsible for the day-to-day management of the Fund's portfolio, and he has served in this capacity since the Fund's inception in 1987. Since prior to 1996, he has been Executive Vice President of Alliance Capital Management Corporation with which he has been associated since 1983.

Legal Proceedings

         On April 25, 2001, an amended class action complaint entitled Miller et al. v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against the Adviser, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

         The allegations in the amended Miller complaint concern six mutual funds with which the Adviser has investment advisory agreements, including Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, The Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to the Adviser and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

         The Adviser and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of the Adviser and AFD are unable to estimate the impact, if any, that the outcome of this action may have on the Adviser's results of operations or financial condition.

Administrator

         The Administrator for the Fund is Brinson Advisors, Inc. (formerly Mitchell Hutchins Asset Management Inc.), a Delaware corporation with principal offices at 51 West 52nd Street, New York, New York 10019. The Administrator is an indirect wholly owned subsidiary of UBS AG, and UBS Warburg LLC, one of the Dealer Managers, is a wholly owned subsidiary of UBS AG. In connection with its responsibilities as Administrator and in consideration of its administrative fee, the Administrator performs standard administrative services for the Fund. For a description of such services, see "Management of the Fund- -Administrator" in the SAI. Because of the services rendered to the Fund by the Administrator and the Adviser, the Fund itself requires no employees other than its officers, none of whom receives compensation from the Fund, and all of whom are employed by the Adviser or the Administrator.

                            TAXATION

         The Fund has elected to be taxed and intends to continue to qualify as a regulated investment company under the Code. The Fund therefore intends to distribute all of its net investment income and net capital gain each year (thereby avoiding all federal income and excise taxes). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to stockholders of the Fund who are subject to tax. Stockholders who are exempt from federal income taxation on their income will not be required to pay tax on amounts distributed to them. After the end of each taxable year, the Fund will notify stockholders of the amount of net investment income and net capital gain of the Fund and the federal income tax status of any distributions made by the Fund during such year.

                          DISTRIBUTIONS

         The Fund intends to distribute its net investment income monthly, except for net short-term capital gains, if any, which will normally be distributed annually. Net long-term capital gains, if any, will normally be distributed annually. For information concerning the tax treatment of such distributions to the Fund and to stockholders, see "Taxation" in the SAI.

          DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

         Stockholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as Agent for participants under the Plan. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

         Stockholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company, as dividend disbursing agent.

         Participation in the Plan will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. The federal income tax treatment of reinvestment is described in the SAI under "Taxation."

         A stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan and stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the stock certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

         Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the Agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated NAV per share.

         If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (i) the NAV per share on the payment date, or (ii) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the NYSE on the payment date is less than the Fund's NAV per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of a Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

         Participants in the Plan have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in the Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July
15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

         The Agent will maintain all stockholders' accounts in the Plan and furnish written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan.

         In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholders' name and held for the account of beneficial owners who are to participate in the Plan.

         There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Shares will be purchased through brokers or dealers, which may (but need not) include the Dealer Managers.

         Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the NAV, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

         In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

                          COMMON STOCK

         The Fund is authorized to issue 300,000,000 shares of Common Stock, $.01 par value per share. The Fund's shares have no preemptive, conversion, exchange, appraisal or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares when issued upon the exercise of the Rights will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of Common Stock of the Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of Common Stock will not be able to elect any Directors. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year. The foregoing description and the descriptions under "--Certain Anti-Takeover Provisions of the Charter and By-Laws" and "--Possible Future Conversion to Open-End Investment Company" are subject to the provisions contained in the Fund's Charter and By-Laws.

         The Fund has no present intention of offering additional shares of Common Stock, except under the Plan and in connection with the offer. See "Dividend Reinvestment and Cash Purchase Plan." Other offerings of the Fund's shares of Common Stock, if made, will require approval of its Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that such shares may not be sold at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund's outstanding shares of Common Stock. In addition, the Fund expects that it would commence a continuous offering of its shares in the event it converted to open-end status.

Repurchase of Shares

         Shares of closed-end investment companies frequently trade at a discount from NAV, but may trade at a premium. The Fund cannot predict whether the shares will trade at, below or above NAV. In recognition of the possibility that the Fund's shares might trade at a discount to NAV, the Fund's Board of Directors has determined that it would be in the interest of stockholders for the Fund to attempt to reduce or eliminate such a market value discount should it exist. To that end, the Board presently contemplates that the Fund would from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at NAV. The Board presently intends each quarter to consider the making of a tender offer. The Board may at any time, however, decide that the Fund should not make a tender offer.

         Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tender offers. See "Risk Factors and Special Considerations- -- Borrowing" above and "Investment Restrictions" in the SAI. Interest on any such borrowing will reduce the Fund's net income.

         Any tender offer made by the Fund will be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Fund's Board of Directors, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, the Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

Possible Future Conversion to Open-End Investment Company

         If, during any calendar year of the Fund, (i) shares of the Fund's Common Stock have traded on the principal securities exchange where listed at an average discount from NAV of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund receives written requests from the holders of 10% or more of the Fund's outstanding shares of Common Stock that such a proposal be submitted to the Fund's stockholders, the Fund will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Charter to convert the Fund from a closed-end to an open-end investment company. To be approved, the holders of 66 2/3% of the Fund's outstanding shares of Common Stock must vote in favor of the amendment. The 66 2/3% vote requirement is higher than the minimum vote required under the 1940 Act. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of its Common Stock and each outstanding share of the Fund's Common Stock could be presented to the Fund at the option of the holder thereof for redemption at NAV per share less any redemption charge that may be in effect. In such event, the Fund might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

         The Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "--Repurchase of Shares" above) would increase or decrease the discount from NAV. To the extent that any such repurchase decreased the discount from NAV to below 10% during the measurement period described in (i) above, the Fund would not be required to submit to stockholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of stockholders.

Certain Anti-Takeover Provisions of the Charter and By-Laws

         The Fund presently has provisions in its Charter, as amended, and By-Laws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the

Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the first annual meeting of the Fund's stockholders, the Board of Directors was divided into three classes, each having a term of three years. At each annual meeting of stockholders, the term of one class of Directors expires. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election and under SEC regulations procedures are available for including stockholder proposals in management's annual proxy statement). The classification of the Board of Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Under Maryland law and the Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

        (ii) issuance of any securities of the Fund to any person or entity for cash;

       (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

        (iv) sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required. Reference is made to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. See "Further Information."

         The provisions of the Charter Documents described above and the Fund's right to repurchase or make a tender offer for its Common Stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Risk Factors and Special Considerations--Repurchase of Shares" in the SAI. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

                    DISTRIBUTION ARRANGEMENTS

         Salomon Smith Barney Inc., located at 338 Greenwich Street, New York, New York 10013, and UBS Warburg LLC, located at 299 Park Avenue, New York, New York 10171 (the "Dealer Managers"), will act as dealer managers for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement among the Fund, the Adviser, and the Dealer Managers, the Dealer Managers will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights by record date stockholders. The offer is not contingent upon any number of rights being exercised. The Fund has agreed to pay the Dealer Managers an aggregate fee for financial advisory and marketing services equal to 1.25% of the subscription price per share for shares issued upon exercise of the rights and the over-subscription privilege. Such fee will be allocated between Salomon Smith Barney Inc. and UBS Warburg LLC in the manner specified in the dealer manager agreement. The Fund has also agreed to pay broker-dealers, including the Dealer Managers, fees for their soliciting efforts of 2.50% of the subscription price per share for each share issued upon exercise of the rights and the over-subscription privilege.

         The Fund also has agreed to reimburse the Dealer
Managers up to $100,000 in the aggregate for their reasonable expenses incurred in connection with the offer.

         The Fund has agreed to indemnify each of the Dealer Managers or to contribute for losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended. The dealer manager agreement also provides that the Dealer Managers will not be subject to any liability to the Fund or the Adviser in rendering the services contemplated by the agreement except in instances involving bad faith, willful misconduct or gross negligence on their part or the reckless disregard of their obligations and duties under the agreement.

         The Fund has agreed, subject to certain exceptions, not to offer or sell, or enter into any agreement to sell, any equity or equity related securities convertible into such securities (other than through the Plan) for a period of 180 days after the date of the dealer manager agreement without the prior consent of the Dealer Managers.

         In connection with the offer, the Dealer Managers may, but are not obligated to, effect transactions to keep the market price of the shares higher than they might otherwise be without such trading. Such transactions may be effected on the NYSE or elsewhere. Such stabilizing, if commenced, may be discontinued at any time. There can be no assurance that such transactions, if effected, will be able to keep the market price of the shares higher than they might otherwise be without such trading. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.

        CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT
                          AND REGISTRAR

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110-1520, acts as the Fund's Custodian for assets of the Fund held in the United States and the Fund's dividend paying agent, transfer agent and registrar. State Street also acts as the accounting agent for the Fund and as agent for participants in the Fund's Dividend Reinvestment and Cash Purchase Plan.

                             EXPERTS

         The financial statements of the Fund, which are included in the Fund's December 31, 2000 Annual Report, have been incorporated by reference into the SAI in reliance on the report of Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, given on authority of said firm as experts in auditing and accounting.

                         LEGAL OPINIONS

         The validity of the shares offered hereby will be passed on for the Fund by Seward & Kissel LLP, New York, New York. Certain legal matters will be passed on for the Dealer Managers by Simpson Thacher & Bartlett, New York, New York. Counsel for the Fund and the Dealer Managers will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland, for certain matters relating to Maryland law.

                       FURTHER INFORMATION

         Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part on file with the SEC. The SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains the Prospectus, material incorporated by reference and other information regarding registrants, such as the Fund, that file electronically with the SEC. The Registration Statement may also be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund also may be inspected at the offices of the NYSE and are available on the SEC's World Wide Web site on the Internet at http://www.sec.gov.

         A copy of the Fund's semi-annual report for the six months ended June 30, 2001 was mailed to stockholders in August
2001.

                      TABLE OF CONTENTS OF
               STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE

General Information......................................  2
Certain Investment Practices.............................  2
Investment Restrictions..................................  2
Risk Factors and Special Considerations..................  3
Management of the Fund...................................  6
Net Asset Value.......................................... 11
Portfolio Transactions................................... 12
Taxation................................................. 12
Common Stock ............................................ 17
Financial Statements..................................... 17
U.S. Government Securities (Appendix A)..................A-1
Bond Ratings (Appendix B)................................B-1
Options and Futures (Appendix C).........................C-1

                        55,002,812 Shares
                      ACM INCOME FUND, INC.
                          Common Stock

                           PROSPECTUS
                        November 16, 2001

                      Salomon Smith Barney
                           UBS Warburg








































                               68
00250262.AB4

                      ACM INCOME FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

         ACM Income Fund, Inc., a Maryland corporation (the "Fund"), is a diversified, closed-end management investment company seeking high current income consistent with preservation of capital. In seeking to achieve this objective, the Fund invests principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements pertaining to U.S. Government securities and utilizes certain other investment techniques, including options and futures contracts.

         This Statement of Additional Information is not a prospectus, but you should read it in conjunction with the prospectus for the Fund dated November 16, 2001 (the "Prospectus"). This Statement of Additional Information does not include all information that you should consider before purchasing shares, and you should obtain and read the Prospectus prior to purchasing shares. You may obtain a copy of the Prospectus without charge by calling 1-800-221-5672, or by contacting the Fund at 1345 Avenue of the Americas, New York, New York 10105. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). This Statement of Additional Information incorporates by reference the entire Prospectus.

                        TABLE OF CONTENTS
                                                             PAGE
General Information........................................... 2
Certain Investment Practices.................................. 2
Investment Restrictions....................................... 2
Risk Factors and Special Considerations....................... 3
Management of the Fund........................................ 6
Net Asset Value...............................................11
Portfolio Transactions........................................12
Taxation......................................................12
Common Stock..................................................17
Financial Statements..........................................17
U.S. Government Securities (Appendix A).......................A-1
Bond Ratings (Appendix B).....................................B-1
Options and Futures (Appendix C)..............................C-1

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. You may obtain the registration statement from the SEC upon payment of the fee prescribed, or inspect it at the SEC's office at no charge.
                         _______________
        This Statement of Additional Information is dated
                        November 16, 2001

                       GENERAL INFORMATION

         As of August 31, 2001, the Fund changed its name from ACM Government Income Fund, Inc. to ACM Income Fund, Inc.

                  CERTAIN INVESTMENT PRACTICES

U.S. Government Securities

         GNMA Certificates. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest in securities backed by a pool of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities.  The Federal Home Loan Mortgage
Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         FNMA Securities.  The Federal National Mortgage
Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

Repurchase Agreements

         The Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in securities in which the Fund may invest. The Fund may enter into repurchase agreements with respect to up to 35% of its total assets. Currently the Fund plans to enter into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later.

The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. Pursuant to procedures established and periodically reviewed by the Fund's Board of Directors, the Fund's adviser Alliance Capital Management L.P. (the "Adviser") monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

                     INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a "majority of the Fund's outstanding voting securities," which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage limitations set forth below, as well as those described in the Prospectus and elsewhere in this Statement of Additional Information, apply only at the time an investment is made or other relevant action is taken by the Fund.

         The Fund will not:

         1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply with respect to investments in U.S. Government Securities;

         2. Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         3. Borrow money, except (a) the Fund may borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and (b) the Fund may borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Invest in illiquid securities, including direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 20% of the Fund's net assets (taken at market value) would be invested in such securities. For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid. Options purchased by the Fund in privately negotiated transactions and the securities covering options written by the Fund in privately negotiated transactions are not subject to this limitation;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

         9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed income securities and related options and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

             RISK FACTORS AND SPECIAL CONSIDERATIONS

General

         The value of shares of the Fund varies as the aggregate value of the Fund's portfolio securities increases or decreases. The NAV of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, the Fund's income, NAV and potential capital gain may be decreased or its potential capital loss may be increased.

         Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the NAV of shares of the Fund, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund increase or decrease in relation to the income received by the Fund from its investments, which is reduced by the Fund's expenses before being distributed to the Fund's stockholders.

         The Fund's use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal under certain market conditions. See "Investment Objective and Policies- -Investment Practices" in the Prospectus and Appendix C.

         For these reasons, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income.

Repurchase of Shares

         There can be no assurance that repurchases and/or tender offers will result in the Fund's shares trading at a price equal to their NAV. The Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of the Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

         Although the Board of Directors believes that share repurchases and tender offers generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund's Adviser does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tenders.

         Even if a tender offer has been made, it is the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange ("NYSE") (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or
(b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund);
(2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objective in order to repurchase shares; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares were repurchased. The Board of Directors may modify these conditions in light of experience.

         If the Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 988" items, the Fund's distributable net investment income could be positively or adversely affected. See "Taxation--Options, Futures Contracts and Forward Foreign Currency Contracts." The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.

                     MANAGEMENT OF THE FUND

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.

         The officers manage day to day operations. The officers are directly responsible to the Board of Directors.

                                                   Principal Occupations
                                                   During the Past Five Years
Name, Address and Age             Office           And Other Affiliations
---------------------             -------          ---------------------------

John D. Carifa* (56)
1345 Avenue of the Americas
New York, NY  10105               Chairman         President, Chief Operating
                                                   Officer and a Director of
                                                   Alliance Capital Management
                                                   Corporation ("ACMC"), the
                                                   general partner of the
                                                   Adviser, with which he has
                                                   been associated since prior
                                                   to 1996.

Ruth Block**+ (71)
Box 4623
Stamford, CT  06903               Director         Formerly an Executive Vice
                                                   President and Chief
                                                   Insurance Officer of The

                                                   Equitable Life Assurance
                                                   Society of the United
                                                   States ("Equitable");
                                                   Chairman and Chief
                                                   Executive Officer of Evlico
                                                   (variable life insurance);
                                                   a Director of Avon, Tandem
                                                   Financial Group and
                                                   Donaldson, Lufkin &
                                                   Jenrette Securities
                                                   Corporation.  She is a
                                                   Director of Ecolab
                                                   Incorporated (specialty
                                                   chemicals) and BP Amoco
                                                   Corporation (oil and gas).

David H. Dievler (72)
P.O. Box 167
Spring Lake, NJ  07762            Director         Independent Consultant.
                                                   Until December 1994 he was
                                                   Senior Vice President of
                                                   ACMC responsible for mutual
                                                   fund administration.  Prior
                                                   to joining ACMC in 1984 he
                                                   was Chief Financial Officer
                                                   of Eberstadt Asset
                                                   Management since 1968.
                                                   Prior to that he was a
                                                   Senior Manager at Price
                                                   Waterhouse & Co., member of
                                                   the American Institute of
                                                   Certified Public
                                                   Accountants since 1953.

John H. Dobkin**+ (59)
150 White Plains Road
Tarrytown, NY  10591              Director         Consultant.  Formerly he
                                                   was a Senior Adviser (June
                                                   1999-June 2000) and
                                                   President (December 1989-
                                                   May 1999) of Historic
                                                   Hudson Valley (historic
                                                   preservation) since prior
                                                   to 1996.  Previously he was
                                                   Director of the National
                                                   Academy of Design.

William H. Foulk, Jr.**+(69)
Suite 100
2 Greenwich Plaza

Greenwich, CT  06830              Director         Investment Adviser and
                                                   Independent Consultant.  He
                                                   was formerly Senior Manager
                                                   of Barrett Associates,
                                                   Inc., a registered
                                                   investment adviser, with
                                                   which he had been
                                                   associated since prior to
                                                   1996.  He is a former
                                                   Deputy Comptroller of the
                                                   State of New York and,
                                                   prior thereto, Chief
                                                   Investment Officer of the
                                                   New York Bank for Savings.

Dr. James M. Hester**+(77)
25 Cleveland Lane
Princeton, NJ  08540              Director         President of the Harry
                                                   Frank Guggenheim
                                                   Foundation, with which he
                                                   has been associated since
                                                   prior to 1996.  He was
                                                   formerly President of New
                                                   York University and The New
                                                   York Botanical Garden,
                                                   Rector of the United
                                                   Nations University and Vice
                                                   Chairman of the Board of
                                                   the Federal Reserve Bank of
                                                   New York.

Clifford L. Michel**+ (62)
St. Bernard's Road
Gladstone, NJ  07934              Director         Senior Counsel of the law
                                                   firm of Cahill Gordon &
                                                   Reindel, with which he has
                                                   been associated since prior
                                                   to 1996.  He is President,
                                                   Chief Executive Officer and
                                                   Director of Wenonah
                                                   Development Company
                                                   (investments) and a
                                                   Director of Placer Dome,
                                                   Inc. (mining).

Donald J. Robinson**+ (67)
98 Hell's Peak Road
Weston, VT  05161                 Director         Senior Counsel of the law
                                                   firm of Orrick, Herrington
                                                   & Sutcliffe LLP since prior
                                                   to 1996.  He was formerly a
                                                   senior partner and a member
                                                   of the Executive Committee
                                                   of that firm.  He was also
                                                   a member of the Municipal
                                                   Securities Rulemaking Board
                                                   and a Trustee of the Museum
                                                   of the City of New York.

Wayne D. Lyski (60)
1345 Avenue of the Americas
New York, NY  10105               President        Executive Vice President of
                                                   ACMC, with which he has
                                                   been associated since prior
                                                   to 1996.

Kathleen A. Corbet (41)
1345 Avenue of the Americas
New York, NY  10105               Senior Vice
                                  President        Executive Vice President of
                                                   ACMC, with which she has
                                                   been associated since prior
                                                   to 1996.

Paul J. DeNoon (39)
1345 Avenue of the Americas
New York, NY 10105                Vice President   Senior Vice President of
                                                   ACMC, with which he has
                                                   been associated since prior
                                                   to 1996.

Michael L. Mon (32)
1345 Avenue of the Americas
New York, NY  10105               Vice President   Vice President of ACMC,
                                                   with which he has been
                                                   associated since June 1999.
                                                   Prior thereto he was a
                                                   Portfolio Manager at
                                                   Brundage, Story and Rose
                                                   since 1998.  Previously he
                                                   was employed as an
                                                   Assistant Vice President at
                                                   Mitchell Hutchins Asset
                                                   Management since prior to
                                                   1996.

Edmund P. Bergan, Jr. (51)
1345 Avenue of the Americas
New York, NY  10105               Secretary        Senior Vice President and
                                                   General Counsel of Alliance
                                                   Fund Distributors, Inc. and
                                                   Alliance Global Investor
                                                   Service, Inc. ("AGIS"),
                                                   with which he has been
                                                   associated since prior to
                                                   1996.

Mark D. Gersten (51)
500 Plaza Drive
Secaucus, NJ  07094               Treasurer and    Senior Vice President of
                                  Chief Financial  AGIS with which he has been
                                  Officer          associated since prior to
                                                   1996.

Vincent S. Noto (36)
500 Plaza Drive
Secaucus, NJ  07094               Controller       Vice President of AGIS,
                                                   with which he has been
                                                   associated since prior to
                                                   1996.

*   "Interested Person," as defined in the 1940 Act, of each Fund because of an affiliation with the Fund's Adviser.
**  Member of the Audit Committee.
+   Member of the Nominating Committee.


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

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires. See "Common Stock--Certain Anti-Takeover Provisions of the Charter and By-Laws" in the Prospectus.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 2000, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                Total Number of Total Number
                                                Investment      of Investment
                                  Total         Companies in    Portfolios
                                  Compensation  the Alliance    Within
                                  from the      Fund Complex,   Alliance
                     Aggregate    Alliance Fund Including the   Complex,
                     Compensation Complex,      Fund, as to     Including the
                     from the     Including     which the       Fund, as to
                     Fund during  the Fund,     Director is a   which the
                     its Fiscal   during        Director or     Director is
Name of Director     Year Ended   Calendar Year a Trustee       a Director
_________________    ____________ _____________ _____________   _____________

John D. Carifa        $ -0-       $ -0-              35              103
Ruth Block            $3,980      $155,737           34               80
David H. Dievler      $4,088      $223,025           40               86
John H. Dobkin        $4,089      $187,175           37               83
William H. Foulk, Jr. $4,086      $220,737           41               99
Dr. James M. Hester   $4,090      $171,137           35               81
Clifford L. Michel    $4,090      $171,137           35               83
Donald J. Robinson    $4,087      $160,776           37               93

         As of September 30, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of Common Stock of the Fund.

Investment Adviser

         Alliance Capital Management L.P., a NYSE listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement, the Fund pays the Adviser a monthly management fee in an amount equal to the sum of (x) 1/12th of .30% of the average weekly net assets of the Fund up to $250 million plus 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million and
(y) 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. The Advisory Agreement provides that the monthly management fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis). This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs described below under "-Advisory Agreement."

         The Adviser or any of its affiliates may have certain other clients whose investment objectives and policies are similar to those of the Fund. The Adviser and any of its affiliates may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser and its affiliates to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser and its affiliates to the accounts involved, including the Fund. When two or more clients of the Adviser and its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Advisory Agreement

         In addition to the payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs including
(i) brokerage and commission expenses, (ii) federal, state, local (if any) and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund, (iii) interest charges on borrowings, (iv) the organizational and offering expenses of the Fund, whether or not advanced by the Adviser, (v) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying the shares of the Fund under applicable state securities laws, (vi) fees and expenses of listing and maintaining the listing of the Fund's shares on any securities exchange, (vii) expenses of printing and distributing reports to stockholders, (viii) costs of proxy solicitation, (ix) charges and expenses of the Fund's administrator, custodian and registrar and transfer and dividend paying agent, (x) compensation of the Fund's officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or any of its affiliates other than the Fund, (xi) legal and auditing expenses, (xii) the cost of stock certificates representing shares of the Fund's Common Stock and
(xiii) costs of stationery and supplies. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid advisory fees to the Adviser that amounted to $4,142,943, $4,005,012 and $4,517,809, respectively.

         For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Friday.

         The Advisory Agreement by its terms continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Administrator

         The Administrator for the Fund is Brinson Advisors, Inc.
(formerly Mitchell Hutchins Asset Management Inc.), with principal offices at 51 West 52nd Street, New York, New York
10019.

         Because of the services rendered the Fund by the Administrator and the Adviser, the Fund itself requires no employees other than its officers, none of whom receives compensation from the Fund and all of whom are employed by the Adviser or the Administrator. In connection with its responsibilities as Administrator and in consideration of its administrative fee, the Administrator (i) prepares all quarterly, semi-annual and annual reports required to be sent to Fund stockholders, and arranges for the printing and dissemination of such reports to stockholders; (ii) assembles all reports required to be filed with the SEC on Form N-SAR, or such other form as the SEC may substitute for Form N-SAR, and files such completed form with the SEC; (iii) reviews the provision of services by the Fund's independent accountants, including but not limited to the preparation by such accountants of audited financial statements of the Fund and the Fund's federal, state and local tax returns, and makes such reports and recommendations to the Board of Directors of the Fund (the "Board") concerning the performance of the independent accountants as the Board reasonably requests or as it deems appropriate; (iv) files with the appropriate authorities all required federal, state and local tax returns;
(v) arranges for the dissemination to stockholders of the Fund's proxy materials, and oversees the tabulation of proxies by the Fund's transfer agent; (vi) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (vii) recommends an accounting agent (which may or may not be the same party as the Fund's custodian or an affiliate of the Fund's custodian) to the Board, which agent would be responsible for computing the Fund's NAV in accordance with the Fund's registration statement under the 1940 Act and the 1933 Act; negotiates the terms and conditions under which such accounting agent computes the Fund's NAV, and the fees to be paid by the Fund in connection therewith; reviews the provision of such accounting services to the Fund; and makes such reports and recommendations to the Board concerning the provision of such services as the Board reasonably requests or it deems appropriate; (viii) negotiates the terms and conditions under which transfer agency and dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith; reviews the provision of transfer agency and dividend disbursing services to the Fund; and makes such reports and recommendations to the Board concerning the performance of the Fund's transfer and dividend disbursing agent as the Board reasonably requests or it deems appropriate; (ix) establishes the accounting policies of the Fund; reconciles accounting issues which may arise with respect to the Fund's operations; and consults with the Fund's independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent as necessary in connection therewith;
(x) recommends the amount of all dividends and distributions to be paid by the Fund to its stockholders; prepares and arranges for the printing of dividend notices to stockholders; and provides the Fund's transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (xi) reviews the Fund's bills and authorizes payments of such bills by the Fund's custodian; and (xii) if requested by the Board, will designate one of its employees to serve as treasurer of the Fund, and such person will not be compensated by the Fund for so serving.

         The Fund pays the Administrator aggregate annual fees for administrative services equal to .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid administrative fees to the Administrator that, in the aggregate, amounted to $869,106, $833,756 and $982,489, respectively.

Shareholder Service Agent

         The Fund has entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc., formerly known as Alliance Fund Services, Inc. ("AGIS"), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. For the year ended December 31, 2000, the Fund reimbursed AGIS $6,602 relating to shareholder servicing costs.

Code of Ethics

         The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                         NET ASSET VALUE

         The Fund calculates and makes available for weekly publication the NAV of its shares of Common Stock. The NAV per share of the Fund's Common Stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing the net amount so determined by the total number of the Fund's shares of Common Stock then outstanding.

         For purposes of this computation, portfolio securities that are traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. Any security traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) is generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices so obtained on that day from one or more dealers regularly making a market in that security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors of the Fund. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day. U.S. Government Securities and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost unless this method does not represent fair value.

         For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar at the rates of exchange prevailing when such securities were acquired or sold.

                     PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.
                            TAXATION

General

         Qualification as a Regulated Investment Company. The Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and
(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to stockholders. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. In such event, such distributions generally will be eligible for the dividends received deduction in the case of corporate stockholders.

         The information set forth in the following discussion assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being stockholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. The Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its stockholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income for the twelve months ended October 31 of such year (or December 31 if elected by the Fund), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends that are both declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be deemed made by the Fund (and thus will be taxable to these stockholders) for the year declared, and not for the subsequent calendar year in which the stockholders actually receive the dividend.

         Dividends of the Fund's net ordinary income (including any distributions of any net realized short-term capital gains) are taxable to stockholders as ordinary income. Since the Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends received deduction for corporations.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) realized by the Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares at the date of the distribution. The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than one year, or 18% for capital assets held for more than five years and that have a holding period beginning after December 31, 2000. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below. Any dividend or distribution received by a stockholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

         Sales and Redemptions. A stockholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the stockholder's adjusted tax basis in the shares. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in the Fund for six months or less and during that period has received distributions taxable to the stockholder as long-term capital gain, any loss recognized by the stockholder on the sale of those shares will be treated as a long-term capital loss to the extent of such distributions. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a stockholder on a sale, redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold, redeemed or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Backup Withholding. The Fund generally will be required to backup withhold tax on reportable payments (which generally include ordinary income dividends, distributions of net capital gain and redemption proceeds) payable to a noncorporate stockholder unless the stockholder certifies on his subscription application that the Social Security or taxpayer identification number provided is correct and that the stockholder is not subject to backup withholding. Any such backup withholding tax would be imposed at the rate equal to the fourth lowest rate of federal income tax imposed on unmarried individuals other than surviving spouses and heads of households. Backup withholding is not an additional tax and any amounts withheld may be credited against a stockholder's federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities or forward contracts denominated in a foreign currency, to the extent attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition, also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income available to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to stockholders, rather than as an ordinary dividend, reducing each stockholder's basis in his Fund shares. To the extent that such distributions exceed such stockholder's basis, each will be treated as a gain from the sale of shares.

         Options, Futures Contracts and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter put and call options or options traded on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income dividends, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, of the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such loss does not exceed the unrecognized gain with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-
section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Treasury Securities. The Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and, in the case of zero coupon Treasury securities, will recognize interest attributable to it under the original issue discount rules of the Code. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was issued as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, which is greater than the total amount of cash interest the Fund actually received. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its stockholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         Government Guaranteed Mortgage Pass-Through Securities.
Mortgage pass-through securities such as GNMA Certificates, FNMA

Certificates, and FHLMC Certificates generally are treated as interests in grantor trusts for federal income tax purposes, with the certificate holders treated as the owners of the assets of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as the Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by the Fund.

         Foreign Taxes. Investment income received by the Fund from Foreign Government Securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. To the extent that investment income of the Fund is subject to foreign income taxes, the Fund will be entitled to claim a deduction or credit for the amount of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's stockholders.

Foreign Stockholders

         Taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign stockholder, dividends paid from net investment income will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Such a foreign stockholder would generally be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gain.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such stockholder and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. citizens or domestic corporations. Foreign stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax and any foreign taxes.

Other Taxation

         The foregoing is a brief summary of the federal tax laws applicable to investors in the Fund. Investors may also be subject to state and local taxes, although distributions of the Fund that are derived from interest on certain obligations of the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states. The Fund has qualified to do business in the Commonwealth of Pennsylvania and, accordingly, expects to be subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. Accordingly, it is expected that shares of the Fund will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                          COMMON STOCK

         The Fund is authorized to issue 300,000,000 shares of Common Stock, $.01 par value per share. The Fund has no present intention of offering additional shares other than pursuant to the offer. Other offerings of shares, if made, will require approval of the Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that shares not be sold at a price below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the outstanding voting securities, as such term is defined under the 1940 Act.

Beneficial Ownership

         The Fund does not know of any persons who may be deemed beneficial owners of 5% or more of the shares because they possessed or shared voting or investment power with respect to them.

                      FINANCIAL STATEMENTS

         The annual report for the fiscal year ended December 31, 2000 and the unaudited semi-annual report for the fiscal period ended June 30, 2001, which either accompany this Statement of Additional Information or have previously been provided to you, are incorporated herein by reference with respect to all information other than the information set forth in the letter to stockholders included therein. You may obtain a copy of these reports, without charge, by calling 1-800-221-5672, or by contacting the Fund at 1345 Avenue of the Americas, New York, New York 10105.

                                                       APPENDIX A

     DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY U.S.
            GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively-owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA Debentures--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA Bonds--are bonds issued and guaranteed by the Federal National Mortgage Association.

         Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                                       APPENDIX B

                          BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of Interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Absence of Rating: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services ("S&P")

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

         B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

         CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, it is not likely to be capacity to pay interest or repay principal.

         CC: Debt rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

         D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

         Plus (+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Not rated.

                                                       APPENDIX C

                       OPTIONS AND FUTURES

Options on U.S. and Foreign Government Securities

         The Fund writes covered put and call options and purchases put and call options on U.S. Government Securities and Foreign Government Securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund also writes call options that are not covered for cross-hedging purposes.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on bonds or financial indices including any index of U.S. Government Securities or Foreign Government Securities. U.S. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on non-U.S. Government bonds.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire long-term fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling long-term fixed-income securities or foreign currency. For example, if the Fund owns long-term bonds, and interest rates are expected to increase, the Fund may enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since fluctuations in the value of futures contracts should be similar to those of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund purchases and writes options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund writes covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade U.S. Government Securities in a segregated account with its Custodian.

         The Fund also writes call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline, due to an adverse change in the exchange rate, in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on U.S. and Foreign Government
Securities, Options on Futures Contracts, Forward Contracts and
Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.
To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, options on U.S. Government Securities and Foreign Government Securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Future Developments

         The Fund may, following written notice thereof to its stockholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.





































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00250262.AB5